EXHIBIT 10.11

                          SECOND MODIFICATION AGREEMENT

         THIS SECOND MODIFICATION AGREEMENT ("Agreement") is entered into as of October 9, 1997, among CONTINENTAL HOMES HOLDING CORP., a Delaware corporation ("Borrower"), the Banks listed on the signature pages of this Agreement, and BANK ONE, ARIZONA, NA, a national banking association, as Agent. The parties hereto agree as follows:

RECITALS:
---------

         A. Agent, Banks and Borrower entered into a Credit Agreement dated as of June 27, 1996, as amended by that First Modification Agreement dated as of April 11, 1997 (the "Credit Agreement") pursuant to which the banks named therein (the "Banks"), among other things, established a credit facility ("Credit Facility") for Borrower, which is evidenced by the Notes. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to such terms in the Credit Agreement.

         B. Borrower has requested that Banks decrease the interest rate payable by Borrower under the Credit Facility. Additionally, Borrower has requested that Banks add certain subsidiaries of Borrower as guarantors under the Credit
Facility. Banks have agreed to so modify the Credit Facility and to amend the Credit Agreement and other Loan Documents on the terms and subject to the conditions set forth in this Agreement.

AGREEMENTS:
-----------

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Banks and Agent agree as follows:

SECTION 1. ACCURACY OF RECITALS.
           --------------------

         The parties acknowledge the accuracy of the Recitals.

SECTION 2. MODIFICATION OF CREDIT AGREEMENT.
           --------------------------------

         Effective as of the Effective Date (as hereafter defined), the Credit Agreement shall be modified as follows:

         2.1 Subject to the provisions of Section 4.3 of this Agreement, the definition of "Guarantors" in Article I of the Credit Agreement is hereby modified in its entirety to read as follows:

                  "Guarantors" means ACHETER, INC., a Texas corporation, CH MORTGAGE COMPANY, a Colorado corporation, CHI CONSTRUCTION COMPANY, an Arizona corporation, CONTINENTAL HOMES, INC., a

         Delaware corporation, CONTINENTAL HOMES OF AUSTIN, L.P., a Texas limited partnership, CONTINENTAL HOMES OF DALLAS, L.P., a Texas limited partnership, CONTINENTAL HOMES OF FLORIDA, INC., a Florida corporation, CONTINENTAL HOMES OF SAN ANTONIO, L.P., a Texas limited partnership, CONTINENTAL HOMES OF TEXAS, INC., a Texas corporation, CONTINENTAL RANCH, INC., a Delaware corporation formerly known as RANCHO CARILLO, INC., KDB HOMES, INC., a Delaware corporation, L & W INVESTMENTS INC., a California corporation, MILBURN INVESTMENTS, INC., a Texas corporation, MILTEX MANAGEMENT, INC., a Texas corporation, MILTEX MORTGAGE OF TEXAS LIMITED PARTNERSHIP, a Texas limited partnership, R.O.S. CORPORATION, a Texas corporation, SETTLEMENT CORPORATION, a Texas corporation, TRAVIS COUNTY TITLE COMPANY, a Texas corporation, and their successors and assigns, and any Subsidiary that shall hereafter become a Guarantor in accordance with Section 11.4 hereof, and any successors and assigns of any of the foregoing. "Guarantor" means any one of the Guarantors.

         2.2 Section 2.11(a) of the Credit Agreement is hereby modified in its entirety to read as follows:

                  (a) Senior Debt Rating. The Applicable Margins shall be determined by reference to the Senior Debt Rating, in accordance with the following table:

                                     Applicable         Applicable
                  Senior Debt        LIBOR Rate        Floating Rate
                    Rating           Margin (%)          Margin (%)
                  -----------        ----------        -------------

                  BBB-/Baa3 or           .75                 0
                   higher
                  BB+/Ba1                .95                 0
                  BB/Ba2                1.15                 0
                  BB-/Ba3               1.35               0.10
                  B+/B1 or lower        1.55               0.20
                   or no rating

         2.3 The references to "Applicable Unused Commitment Rate" in Sections 2.11(b) and (c) of the Credit Agreement are hereby deleted.

         2.4 The  following  Section  2.11(d)  is  hereby  added  to the  Credit
Agreement:

                  (d) Applicable Unused Commitment Rate. The Applicable Unused Commitment Rate shall be determined by reference to aggregate Commitments and the aggregate "average daily outstandings" for the month (or portion thereof) with respect to which the Unused Commitment Fee is being computed, in accordance with the following table:

        Aggregate of each Bank's                        Applicable Unused
       Average Daily Outstandings                      Commitment Rate (%)
       --------------------------                      -------------------

66% or more of the aggregate Commitments                      0.15

More than 33%, but less than 66%, of the                      0.20
aggregate Commitments

33% or less of the aggregate Commitments                      0.275

         2.5 The number "$10,000,000.00", as it appears in Section 4.2(ii) of the Credit Agreement, is hereby amended to be "$15,000,000.00."

         2.6 Section 4.7(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b) Calculation of Fee. The Facility Letter of Credit Fee shall be determined by reference to the Senior Debt Rating, in accordance with the following table:

                                                          Applicable
                  Senior Debt                          Letter of Credit
                    Rating                                 Rate (%)
                  -----------                          ----------------

                  BBB-/Baa3 or higher                         .75
                  BB+/Ba1                                     .85
                  BB/Ba2                                      .90
                  BB-/Ba3                                    1.10
                  B+/B1or lower                              1.30
                  or no rating

         2.7 The number "$6,000,000.00", as it appears in Section 8.5(v) of the Credit Agreement, is hereby amended to be "$15,000,000.00."

         2.8 The following Section 8.12 is hereby added to the Credit Agreement:

                  8.12 Negative Pledge. Borrower will not, nor will it permit any Guarantor to, directly or indirectly enter into any agreement (other than this Agreement and the Indenture) with any Person that prohibits or restricts or limits the ability of Borrower or any Guarantor to create, incur, pledge or suffer to exist any Lien upon any assets of Borrower or any Guarantor (except that agreements creating Liens permitted under Sections 8.6(ii), (iii), (vi), (vii),
         (viii) and (xiii) may prohibit, restrict or limit other Liens on those assets encumbered by the Liens created by such agreements).

         2.9 Exhibit J to the Credit Agreement is hereby modified in its entirety to mean that document attached hereto as Exhibit J.

SECTION 3. OTHER MODIFICATIONS; RATIFICATION OF LOAN DOCUMENTS.
           ---------------------------------------------------

         3.1 As of the Effective Date, each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

         3.2 The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein.

SECTION 4. CONSENT OF BANKS.
           ----------------

         4.1 Consent to Assumption by New Guarantors. Banks hereby consent to Borrower's formation and capitalization of

                  (a) Continental Homes of Dallas, L.P., a Texas limited partnership ("CHD"), and its constituent partners CHTEX of Dallas, Inc., a Delaware corporation, and CH Investments of Texas, Inc., a Delaware corporation;

                  (b) Continental Homes of San Antonio, L.P., a Texas limited partnership ("CHS"), and its constituent partners CHTEX of San Antonio, Inc., a Delaware corporation, and CH Investments of Texas III, Inc., a Delaware corporation; and

                  (c) Continental Homes of Austin, L.P., a Texas limited partnership ("CHA") and its constituent partners CHTEX of Austin, Inc., a Delaware corporation, and CH Investments of Texas II, Inc., a Delaware corporation.

Banks hereby consent to the addition of CHD, CHS and CHA as Guarantors under the Credit Facility, and the assumption by CHD, CHS and CHA of the obligations of a Guarantor as set forth in the attached Consent and Agreement of Guarantor.

         4.2 Consent to Transfer of Assets. Banks hereby consent to the transfer (pursuant to a multi-survivor merger) of all, or substantially all, of the assets of Milburn Investments, Inc., a Texas corporation, to CHA. Banks hereby consent to the transfer (pursuant to a multi-survivor merger) of all, or substantially all, of the assets of Continental Homes of Texas, Inc., a Texas corporation, to CHS. Such consent shall not constitute a consent to the transfer of any other assets of Borrower or any other Guarantor except as may be specifically permitted under the Credit Agreement.

         4.3 Consent to Dissolution. Banks hereby consent to the dissolution of CHI Finance Corp., an Arizona corporation, as described in Section 5.1(a). Contemporaneously herewith, Borrower is dissolving the following Guarantors, and Banks hereby consent to the dissolution of such Guarantors in accordance with the dissolution documents approved by Agent pursuant to Section 8.7 of this
Agreement: Acheter, Inc., a Texas corporation, Continental Homes of Texas, Inc., a Texas corporation, Milburn Investments, Inc., a Texas corporation, Miltex Management, Inc., a Texas corporation, Miltex Mortgage of Texas Limited Partnership, a Texas limited partnership, R.O.S. Corporation, a Texas corporation, and Settlement Corporation, a Texas corporation. Such consent shall not constitute a consent to any dissolution of any other entity except as may be specifically permitted under the Credit Agreement. Upon the dissolution of each such Guarantor, such Guarantor shall be deleted automatically from the definition of "Guarantors" in Article I of the Credit Agreement.

         4.4 No Other Consent. The consents granted by Banks herein shall in no way affect the liability or obligations of Borrower or any Guarantor under the Loan Documents. Such consent shall not constitute a consent to any other matters, similar or dissimilar, other than those specifically enumerated above.

SECTION 5. WAIVER OF VARIANCES.
           -------------------

         5.1 Waiver. Banks hereby waive the following variances with the Credit Agreement by Borrower:

                  (a) Non-Compliance with under Section 10.12 as a result of the dissolution of CHI Finance Corp., an Arizona corporation, pursuant to Articles of Dissolution filed with the Arizona Secretary of State on May 2, 1997;

                  (b) Non-compliance with Section 8.4 as a result of the transfer of substantially all of the assets of Milburn Investments, Inc., a Texas corporation, to CHA pursuant to the Articles of Merger filed with the Texas Secretary of State on July 25, 1996;

                  (c) Non-compliance with Section 8.4 as a result of the transfer of substantially all of the assets of Continental Homes of Texas, Inc., a Texas corporation, to CHS pursuant to the Articles of Merger filed with the Texas Secretary of State on July 25, 1996;

                  (d) Non-compliance with Section 6.10 as a result of the submission of Borrowing Base Certificates from July 1996 through August 1997 which did not reflect the transfer of assets described in subparagraphs (b) and
(c) above, and which showed Borrowing Base assets not owned by a Guarantor;

                  (e) Non-compliance with Section 11.4 as a result of the addition of CHS, CHA and CHD as a "Guarantor" (as defined therein) under the Indenture pursuant to that First Supplemental Indenture dated February 4, 1997, and the subsequent failure to add CHS, CHA and CHD as Guarantors under the Credit Agreement; and

                  (f) Non-compliance with Section 8.5(v) as a result of Borrower permitting Continental Homes, Inc., a Delaware corporation, to extend loans in 1997 to the Surprise Entities in excess of $6 million.

         5.2 Effect of Waiver. The waivers of Borrower's non-compliance with the covenants specified in Section 5.1 hereof are specific in time and intent and are granted only with respect to the specific matters and covenants specified in
Section 5.1 hereof and for the times stated in Section 5.1 hereof. These waivers shall not be construed as a waiver of any other provisions of the Credit Agreement. These waivers do not constitute an agreement or obligation of Agent or Banks to waive any other existing or future event that would, absent consent or waiver, constitute non-compliance with the terms of the Credit Agreement. Except for the waivers specifically set forth herein, Agent and Banks do not in any way waive or relinquish any rights they have or may have under the Credit Agreement or otherwise, nor do the waivers herein in any way affect or impair the terms of, or the rights of Agent or Banks under, the Credit Agreement.

SECTION 6. BORROWER REPRESENTATIONS AND WARRANTIES.
           ---------------------------------------

         Borrower represents and warrants to Banks and Agent:

         6.1 As of October 6, 1997, the outstanding principal balance of the Notes is $20,000,000.00; interest has been paid through the due date.

         6.2 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         6.3 There has been no material adverse change in the financial condition of Borrower or any Guarantor or any other person whose financial statement has been delivered to Agent in connection with the Credit Facility from the most recent financial statement received by Agent.

         6.4 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         6.5 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Credit Facility or the Loan Documents as modified herein.

         6.6 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         6.7 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

         6.8 CHD, CHS and CHA are each (a) a Wholly-Owned Subsidiary of Borrower, (b) a Restricted Subsidiary, as defined in the Indenture, and (c) a "Guarantor" (as defined therein) under the Indenture. The addition of CHD, CHS and CHA as a Guarantor shall not cause an Event of Default or an Unmatured Event of Default to occur.

SECTION 7. BORROWER COVENANTS.
           ------------------

         Borrower covenants with Agent and Banks:

         7.1 Borrower shall execute, deliver, and provide to Agent such additional agreements, documents, and instruments as reasonably required by Agent to effectuate the intent of this Agreement.

         7.2 Borrower fully, finally, and absolutely and forever releases and discharges Agent and Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity that Borrower has or in the future may have, (i) in respect of the Credit Facility, the Loan Documents, or the actions or omissions of Agent or any Bank in respect of the Credit Facility or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement, and which are known to Borrower.

SECTION 8. CONDITIONS PRECEDENT.
           --------------------

         The agreements of Banks and Agent and the modifications contained herein shall not be binding upon Banks and Agent until Borrower has executed and delivered this Agreement and Agent has received, at Borrower's expense, all of the following on or before October 9, 1997 (the "Effective Date"), and each of which shall be in form and content satisfactory to Agent and shall be subject to prior approval by Agent:

         8.1 An original of this Agreement fully executed by Borrower and Guarantors;

         8.2 With respect to CHD, CHA and CHS and their respective constituent partners:

                  (i) Copies of its partnership agreement, certificate of incorporation, and articles of merger, together with all amendments, and a certificate of good standing, all certified by the appropriate governmental officer in the jurisdiction of incorporation or formation.

                  (ii) Copies, certified by the Secretary or Assistant Secretary, of the respective corporations, of its by-laws and with respect to the general partners, of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Bank) authorizing the assumption of the Guarantors' obligations under the Guaranty and any Loan Documents obligating Guarantors and the execution of the attached Consent and Agreement of Guarantor, all in its capacity as general partner of CHS, CHA or CHD, as applicable.

                  (iii) Incumbency certificates, executed by the Secretary or Assistant Secretary of the respective general partner of CHS, CHA or CHD, which shall identify by name and title and bear the signature of the officers of the such corporation authorized to sign the attached Consent and Agreement of Guarantor, upon which certificates Agent and Banks shall be entitled to rely until informed of any change in writing by the applicable Guarantor.

         8.3 Such resolutions or authorizations and such other documents as Agent may require relating to the existence and good standing of Borrower and each Guarantor, and the authority of any person executing this Agreement or other documents on behalf of Borrower and each Guarantor.

         8.4 A written opinion of Timothy C. Westfall, general counsel to Borrower and Guarantors, addressed to Agent and Banks in substantially the form of Exhibit A hereto.

         8.5 A written opinion of Terry Mitchell, Texas counsel to Borrower and Guarantors, addressed to Agent and Banks in substantially the form of Exhibit B hereto.

         8.6 A written opinion of Cahill, Gordon & Reindel, counsel to Borrower and Guarantors, addressed to Agent and Banks in substantially the form of Exhibit C hereto.

         8.7 Articles of Dissolution and such other documents as Agent may require relating to the dissolutions described in Section 4.3 of this Agreement.

         8.8 True and correct Borrowing Base Certificates for the periods described in Section 5.1(d) of this Agreement, together with payment of any sums owing under Section 2.2 of the Credit Agreement as a result of any previously submitted Borrowing Base Certificates.

         8.9 Payment of all external costs and expenses incurred by Agent in connection with this Agreement (including, without limitation, attorneys' and processing costs, expenses, and fees).

SECTION 9. GENERAL.
           -------

         9.1 The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Banks and Agent in respect of the Credit Facility and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

         9.2 The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Banks and Agent and their successors and assigns; provided, however, Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

         9.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

         9.4 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         IN WITNESS WHEREOF, Borrower, Banks, and Agent have executed this Agreement as of the date set forth above.

                                      BORROWER:

                                      CONTINENTAL HOMES HOLDING CORP., a
                                      Delaware corporation

                                      By:     /s/ W. Thomas Hickcox
                                         ---------------------------------------
                                      Name:   W. Thomas Hickcox
                                      Title:  Chief Executive Officer, President
                                              and Chief Operating Officer

                                      BANKS AND AGENT:

                                      BANK ONE, ARIZONA, NA, a national banking association, Individually and as Agent

                                      By:     /s/ Rhonda R. Williams
                                         ---------------------------------------
                                      Name:   Rhonda R. Williams
                                      Title:  Vice President

                                      THE FIRST NATIONAL BANK OF BOSTON

                                      By:     /s/ Nick Whiting
                                         ---------------------------------------
                                      Name:   Nick Whiting
                                      Title:  Vice President

                                      NORWEST BANK ARIZONA, N.A., a national
                                      banking association

                                      By:     /s/ E. Kevin Kosan
                                         ---------------------------------------
                                      Name:   E. Kevin Kosan
                                      Title:  Vice President

                                      GUARANTY FEDERAL BANK, FSB

                                      By:     /s/ Randall S. Reid
                                         ---------------------------------------
                                      Name:   Randall S. Reid
                                      Title:  Vice President

                       CONSENT AND AGREEMENT OF GUARANTOR
                       ----------------------------------


         With respect to the Second Modification Agreement, dated October 9, 1997 ("Agreement"), among CONTINENTAL HOMES HOLDING CORP., a Delaware corporation ("Borrower"), the Banks listed on the signature pages of the Agreement, and BANK ONE, ARIZONA, NA, a national banking association, as Agent, the undersigned (severally and collectively, "Guarantor") agree for the benefit of Agent and Banks as follows:

         1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty dated June 27, 1996 executed by the undersigned for the benefit of Agent and Banks, as modified pursuant to the Consent and Agreement of Guarantors executed in connection with the First Modification Agreement, and as modified herein (the "Guaranty"), and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

         2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

         3. Guarantor fully, finally, and absolutely and forever releases and discharges Agent and Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity that Guarantor has or in the future may have, (i) in respect of the Credit Facility, the Loan Documents, the Guarantor Documents, or the actions or omissions of Agent or any Bank in respect of the Credit Facility, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof and which are known to Guarantor.

         4. Guarantor agrees that all references, if any, to the Notes, the Credit Agreement, and any other Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

         5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the
Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

         6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

         7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

         8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Agent.

         9. Guarantor is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Guarantor Documents as modified herein. The execution and delivery of this Agreement and the performance of the Guarantor Documents as modified herein have been duly authorized by all requisite action by or on behalf of Guarantor. This Agreement has been duly executed and delivered on behalf of Guarantor.

         10. CHD, CHS and CHA each hereby assume the obligations for payment and performance of all covenants, conditions, provisions and agreements under the Guaranty and the Loan Documents to be performed by Guarantors, all as modified by this Agreement. This assumption has been agreed to by and between Borrower, the other Guarantors and CHD, CHS and CHA. CHD, CHS and CHA shall each be deemed to be one of the Guarantors for purposes of the Credit Agreement, the Guaranty, and the other Loan Documents. CHD, CHS and CHA each hereby covenant, promise and agree (i) to pay the indebtedness under the Guaranty and the Loan Documents to be paid by Guarantors at the times, in the manner and in all other respects as therein provided or as it may be modified in writing from time to time; (ii) to perform each and all of the covenants, conditions, provisions and agreements in the Guaranty and the Loan Documents to be performed by Guarantors, at the time, in the manner and in all other respects as therein provided; and (iii) to be bound by each and every term, condition and provision of the Guaranty and the Loan Documents as though such documents and instruments had originally been made, executed and delivered by CHD, CHS and CHA as Guarantors.

         DATED as of the date of the Agreement.

                                       GUARANTORS:
                                       -----------

                                       ACHETER, INC., a Texas corporation

                                       By:    /s/ Timothy C. Westfall
                                          --------------------------------------
                                       Name:  Timothy C. Westfall
                                       Title: Secretary

                                       CH MORTGAGE COMPANY, a Colorado
                                       corporation

                                       By:    /s/ Randall C. Present
                                          --------------------------------------
                                       Name:  Randall C. Present
                                            ------------------------------------
                                       Title: Chairman and President
                                            ------------------------------------


                                       CHI CONSTRUCTION COMPANY, an Arizona
                                       corporation

                                       By:    /s/ Timothy C. Westfall
                                          --------------------------------------
                                       Name:  Timothy C. Westfall
                                            ------------------------------------
                                       Title: Vice President
                                            ------------------------------------


                                       CONTINENTAL HOMES, INC., a Delaware
                                       corporation

                                       By:    /s/ Timothy C. Westfall
                                          --------------------------------------
                                       Name:  Timothy C. Westfall
                                            ------------------------------------
                                       Title: Vice President, General Counsel
                                            ------------------------------------
                                              and Assistant Secretary


                                       CONTINENTAL HOMES OF AUSTIN, L.P., a
                                       Texas limited partnership

                                       BY:    CHTEX OF AUSTIN, INC., a Delaware
                                              corporation, General Partner

                                              By:    /s/ Timothy C. Westfall
                                                 -------------------------------
                                              Name:  Timothy C. Westfall
                                                   -----------------------------
                                              Title: Vice President and
                                                   -----------------------------
                                                     Assistant  Secretary

                                     CONTINENTAL HOMES OF DALLAS, L.P., a
                                     Texas limited partnership

                                     BY:   CHTEX OF DALLAS, INC., a Delaware
                                           corporation, General Partner

                                           By:    /s/ Timothy C. Westfall
                                              ----------------------------------
                                           Name:  Timothy C. Westfall
                                           Title: Vice President and Secretary


                                     CONTINENTAL HOMES OF FLORIDA, INC., a
                                     Florida corporation

                                     By:   /s/ Timothy C. Westfall
                                        ----------------------------------------
                                     Name: Timothy C. Westfall
                                     Title:Vice President and Secretary


                                     CONTINENTAL HOMES OF SAN ANTONIO,
                                     L.P., a Texas limited partnership

                                     BY:   CHTEX OF SAN ANTONIO, INC., a
                                           Delaware corporation, General Partner

                                           By:    /s/ Timothy C. Westfall
                                              ----------------------------------
                                           Name:  Timothy C. Westfall
                                           Title: Vice President and
                                                  Assistant  Secretary

                                     CONTINENTAL HOMES OF TEXAS, INC., a
                                     Texas corporation

                                     By:    /s/ W. Thomas Hickcox
                                        ----------------------------------------
                                     Name:  W. Thomas Hickcox
                                     Title: Vice President


                                     CONTINENTAL RANCH, INC., a Delaware
                                     corporation formerly  known  as  RANCHO
                                     CARILLO, INC.

                                     By:    /s/ W. Thomas Hickcox
                                        ----------------------------------------
                                     Name:  W. Thomas Hickcox
                                     Title: Vice President


                                     KDB HOMES, INC., a Delaware corporation

                                     By:    /s/ Timothy C. Westfall
                                        ----------------------------------------
                                     Name:  Timothy C. Westfall
                                     Title: Vice President


                                     L & W INVESTMENTS INC., a California
                                     corporation

                                     By:    /s/ Timothy C. Westfall
                                        ----------------------------------------
                                     Name:  Timothy C. Westfall
                                     Title: Vice President

                                     MILBURN INVESTMENTS, INC., a Texas
                                     corporation

                                     By:    /s/ Timothy C. Westfall
                                        ----------------------------------------
                                     Name:  Timothy C. Westfall
                                     Title: Vice President


                                     MILTEX MANAGEMENT, INC., a Texas
                                     corporation

                                     By:    /s/ Timothy C. Westfall
                                        ----------------------------------------
                                     Name:  Timothy C. Westfall
                                     Title: Secretary


                                     MILTEX MORTGAGE OF TEXAS LIMITED
                                     PARTNERSHIP, a Texas limited partnership

                                     BY:    MILTEX MANAGEMENT, INC., a Texas
                                            corporation, General Partner

                                            By:    /s/ Timothy C. Westfall
                                               ---------------------------------
                                            Name:  Timothy C. Westfall
                                            Title: Secretary


                                     R.O.S. CORPORATION, a Texas corporation

                                     By:    /s/ Timothy C. Westfall
                                        ----------------------------------------
                                     Name:  Timothy C. Westfall
                                     Title: Secretary

                                     SETTLEMENT CORPORATION, a Texas
                                     corporation

                                     By:    /s/ Timothy C. Westfall
                                        ----------------------------------------
                                     Name:  Timothy C. Westfall
                                     Title: Secretary


                                     TRAVIS COUNTY TITLE COMPANY, a Texas
                                     corporation

                                     By:    /s/ Timothy C. Westfall
                                        ----------------------------------------
                                     Name:  Timothy C. Westfall
                                     Title: Vice President

                                                                       GUARANTOR

                                    EXHIBIT A
                                    ---------

                                                                 October 9, 1997
Bank One, Arizona, NA,
in its capacity as Agent
and in its individual capacity
Western Region Real Estate
241 North Central Avenue
Phoenix, Arizona  85004
Attention:     Rhonda R. Williams, Vice President

Norwest Bank Arizona, N.A.
3300 North Central Avenue, MS-9008
Phoenix, AZ  85012-2501
Attention:     Vicki Slade, Vice President

BankBoston, N.A., formerly known as
-----------------------------------
The First National Bank of Boston
---------------------------------
115 Perimeter Center Place, N.E., Ste. 1500
Atlanta, GA  30346
Attention:     Nick Whiting, Vice President

Guaranty Federal Bank, FSB
8333 Douglas Avenue, 10th Floor
Dallas, TX  75225
Attention:     Randall S. Reid

         Re: Unsecured Revolving Line of Credit in the amount of $140,000,000.00 ("Loan") made by Bank One, Arizona, NA, a national banking association, Norwest Bank Arizona, N.A. and BankBoston, N.A., formerly known as The First National Bank of Boston, and Guaranty Federal Bank, FSB (collectively, the "Banks"), to Continental Homes Holding Corp., a Delaware corporation ("Borrower"), and guaranteed by the guarantors listed on Schedule "1" hereto ("Guarantors"), with Bank One, Arizona, NA acting as agent for the Banks ("Agent"); Second Modification Agreement dated October ___, 1997 ("Modification Agreement)

Ladies & Gentlemen:

         I am general counsel of Borrower and Guarantors. Each capitalized term used and not otherwise defined in this letter shall have the meaning ascribed to such term in the Modification Agreement. In addition, as used in this letter, the phrase "consummation of the modification", means the closing of the loan modification contemplated in the

                                                           Bank One, Arizona, NA
                                                      Norwest Bank Arizona, N.A.
                                               The First National Bank of Boston
                                                      Guaranty Federal Bank, FSB
                                                                 October 9, 1997
                                                                          Page 2


Modification Agreement and the performance of the obligations to be performed by Borrower and Guarantors prior to the closing of the loan modification but does not include performance of obligations or compliance with terms and conditions of the Modification Agreement after the closing of the loan modification.

         For purposes of this letter, I have examined such questions of law and fact and such documentation as I have determined to be necessary or appropriate.

         Based on the foregoing and subject to the assumptions, qualifications, and limitations set forth below, it is my opinion that:

         1. Borrower has the requisite corporate power and corporate authority to carry out the terms and conditions applicable to it under the Modification Agreement. The execution, delivery and performance of the Modification Agreement by Borrower has been duly authorized by all requisite corporate action on the part of Borrower and the consent or approval of shareholders of Borrower is not required. The Modification Agreement has been duly executed and delivered on behalf of Borrower.

         2. Each Guarantor has the requisite corporate (or partnership, as applicable) power and corporate authority to carry out the terms and conditions applicable to it under the Modification Agreement. The execution, delivery, and performance of the Modification Agreement by each Guarantor has been duly authorized by all requisite corporate or partnership action on the part of each such Guarantor and the consent or approval of shareholders or partners, as applicable, of such Guarantor is not required. The Modification Agreement has been duly executed and delivered on behalf of each such Guarantor.

         3. The execution and delivery of the Modification Agreement and consummation of the modification by Borrower will not conflict with, or result in violation of, any applicable law, ordinance, regulation or rule (federal, state or local) affecting Borrower of which I am aware, except for such conflicts or violations which would not be reasonably likely to result in a Material Adverse Effect. By the foregoing opinion, I do not intend to express, and you agree that I do not express, any opinion concerning any securities law, regulation or rule or any law, regulation, or rule regulating the making of secured loans by banks or non-banking subsidiaries of bank holding companies.

                                                           Bank One, Arizona, NA
                                                      Norwest Bank Arizona, N.A.
                                               The First National Bank of Boston
                                                      Guaranty Federal Bank, FSB
                                                                 October 9, 1997
                                                                          Page 3

         4. The execution and delivery of the Modification Agreement and consummation of the modification by each Guarantor will not conflict with, or result in a violation of, any applicable law, ordinance, regulation or rule (federal, state or local) affecting any Guarantor of which I am aware, except for such conflicts or violations which would not be reasonably likely to result in a Material Adverse Effect. By the foregoing opinion, I do not intend to express, and you agree that I do not express, any opinion concerning any securities law, regulation, or rule or any law, regulation or rule regulating the making of secured loans by banks or non-banking subsidiaries of bank holding companies.

         5. No consent, approval, authorization, or other action by, or filing with, any federal, state, or local governmental authority is required in connection with the execution and delivery by Borrower of the Modification Agreement and the consummation of the modification, other than those which have been obtained prior to the consummation of the modification.

         6. No consent, approval, authorization, or other action by, or filing with, any federal, state, or local governmental authority is required in connection with the execution and delivery by any Guarantor of the Modification Agreement and the consummation of the modification, other than those which have been obtained prior to the consummation of the modification.

         7. The execution and delivery of the Modification Agreement and consummation of the modification by Borrower will not conflict with or result in a violation of the Articles of Incorporation and Bylaws of Borrower.

         8. The execution and delivery of the Modification Agreement and consummation of the modification by each Guarantor will not conflict with or result in a violation of the Articles of Incorporation and Bylaws or the Partnership Agreement, as applicable, of any such Guarantor.

         9. The Modification Agreement constitute legal, valid, and binding obligations of Borrower, enforceable in accordance with their terms against Borrower.

         10. The Modification Agreement constitutes legal, valid, and binding obligations of each Guarantor, enforceable in accordance with their terms against each Guarantor.

                                                           Bank One, Arizona, NA
                                                      Norwest Bank Arizona, N.A.
                                               The First National Bank of Boston
                                                      Guaranty Federal Bank, FSB
                                                                 October 9, 1997
                                                                          Page 4

         11. The execution and delivery of the Modification Agreement and consummation of the modification by Borrower will not conflict with, or result in a violation of, any judgments, orders, or decrees of any arbitrator, other private adjudicator, court, or governmental authority (federal, state, or local) to which Borrower is a party or by which Borrower or the property of Borrower is bound, except for such conflicts or violations which, in the aggregate, would not be reasonably likely to result in a Material Adverse Effect.

         12. The execution and delivery of the Modification Agreement by each Guarantor and consummation of the modification by each Guarantor will not conflict with, or result in a violation of, any judgments, orders, or decrees of any arbitrator, other private adjudicator, court, or governmental authority (federal, state, or local) to which any such Guarantor is a party or by which such Guarantor or the property of such Guarantor is bound, except for such conflicts or violations which, in the aggregate, would not be reasonably likely to result in a Material Adverse Effect.

         13. The execution and delivery of the Modification Agreement and consummation of the modification by Borrower will not conflict with, or result in a violation of, any contract, or any other agreement to which Borrower is currently a party or by which it is currently bound (except for the Indenture, the Old Indenture and the Convertible Notes Indenture as to which I express no opinion).

         14. The execution and delivery of the Modification Agreement and consummation of the modification by each Guarantor will not conflict with, or result in a violation of, any contract, or any other agreement to which such Guarantor is currently a party or by which it is currently bound (except for the Indenture, the Old Indenture and the Convertible Notes Indenture as to which I express no opinion).

         15. I have no actual knowledge of any pending or overtly threatened litigation or other proceeding before any arbitrator, other private adjudicator, court, or governmental agency (federal, state or local) against Borrower which, in the aggregate, would be reasonably likely to result in a Material Adverse Effect .

         16. I have no actual knowledge of any pending or overtly threatened litigation or other proceeding before any arbitrator, other private adjudicator, court, or governmental agency (federal, state or local) against any Guarantor which, in the aggregate, would be reasonably likely to result in a Material Adverse Effect.

                                                           Bank One, Arizona, NA
                                                      Norwest Bank Arizona, N.A.
                                               The First National Bank of Boston
                                                      Guaranty Federal Bank, FSB
                                                                 October 9, 1997
                                                                          Page 5

         17. CHI Finance Corporation, an Arizona corporation, was dissolved in accordance with applicable law upon filing of Articles of Dissolution with the Arizona Corporation Commission on May 2, 1997.

         18. The formation and  capitalization of new entities,  as described in
Section 4.1 of the Modification Agreement; (i) did not conflict with, or result in a violation of, any judgments, orders, or decrees of any arbitrator, other private adjudicator, court, or governmental authority (federal, state, or local) to which Borrower or any Guarantor is a party or any of their respective properties is bound, and (ii) did not conflict with, or result in a violation of, any contract, or any other agreement to which Borrower or any Guarantor is currently a party or by which it is currently bound, except for such conflicts or violations, if any, as have been corrected or consented to by the Banks in the Modification Agreement and except for the Indenture, the Old Indenture and the Convertible Notes Indenture as to which I express no opinion.

         19. The transfer of assets described in Section 4.2 of the Modification
Agreement: (i) did not conflict with, or result in a violation of, any judgments, orders, or decrees of any arbitrator, other private adjudicator, court, or governmental authority (federal, state, or local) to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or any of their respective properties is bound, and (ii) did not conflict with, or result in a violation of, any contract, or any other agreement to which Borrower or any Guarantor is currently a party or by which it is currently bound, except for such conflicts or violations, if any, as have been corrected or consented to by the Banks in the Modification Agreement and except for the Indenture, the Old Indenture and the Convertible Notes Indenture as to which I express no opinion.

         20. The dissolution of CHI Finance Corporation,  an Arizona corporation
(i) did not conflict with, or result in a violation of, any judgments, orders, or decrees of any arbitrator, other private adjudicator, court, or governmental authority (federal, state, or local) to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or any of their respective properties is bound, and (ii) did not conflict with, or result in a violation of, any contract, or any other agreement to which Borrower or any Guarantor is currently a party or by which it is currently bound (except for the Indenture, the Old Indenture and the Convertible Notes Indenture as to which I express no opinion), and the dissolution of the remaining entities described in Section 4.3 of the Modification Agreement; (i) will not conflict with, or result in a violation of, any judgments, orders, or decrees of any arbitrator, other private adjudicator, court, or governmental authority (federal, state, or local)

                                                           Bank One, Arizona, NA
                                                      Norwest Bank Arizona, N.A.
                                               The First National Bank of Boston
                                                      Guaranty Federal Bank, FSB
                                                                 October 9, 1997
                                                                          Page 6

to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or any of their respective properties is bound, and (ii) will not conflict with, or result in a violation of, any contract, or any other agreement to which Borrower or any Guarantor is currently a party or by which it is currently bound (except for the Indenture, the Old Indenture and the Convertible Notes Indenture as to which I express no opinion).

         21. Borrower's non-compliance with the terms of the Credit Agreement, as identified and described in Section 5.1 of the Modification Agreement: (i) did not conflict with, or result in a violation of, any judgments, orders, or decrees of any arbitrator, other private adjudicator, court, or governmental authority (federal, state or local) to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or any of their respective properties is bound, and (ii) did not conflict with, or result in a violation of, any contract, or any other agreement to which Borrower or any Guarantor is currently a party or by which it is currently bound (except for the Indenture, the Old Indenture and the Convertible Notes Indenture as to which I express no opinion).

                  In rendering the foregoing opinions I have assumed with your permission and without investigation:

                  (i) The genuineness of the signatures not witnessed, the authenticity of documents submitted as originals, and the conformity to originals of documents submitted as copies;

                  (ii) The legal capacity of all natural persons executing the Modification Agreement;

                  (iii) The Modification Agreement accurately describes and contains your understanding, and there are no oral or written statements or agreements by you, that modify, amend, or vary, or purport to modify, amend, or vary, any of the terms of the Modification Agreement;

                  (iv) Borrower owns all property, interests in property, and rights purported to be owned by it;

                  (v) Each Bank is a national banking association or a federal savings bank validly existing under the law of the United States of America;

                                                           Bank One, Arizona, NA
                                                      Norwest Bank Arizona, N.A.
                                               The First National Bank of Boston
                                                      Guaranty Federal Bank, FSB
                                                                 October 9, 1997
                                                                          Page 7

                  (vi) Agent and each Bank have the  requisite  corporate  power
         and  corporate   authority  to  carry  out  the  terms  and  conditions
         applicable to them under the Modification Agreement;

                  (vii)  The   execution,   delivery  and   performance  of  the
         Modification Agreement by Agent and each Bank have been duly authorized by all requisite corporate action on their part; and

                  (viii) The Modification Agreement is the legal, valid and binding obligation of Banks and Agent and is enforceable in accordance with its terms against Banks and Agent.

         The   opinions   set  forth   above  are   subject  to  the   following
qualifications and limitations:

                  (a) The validity and enforceability of the Modification Agreement may be subject to, or limited by, (i) any applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, or fraudulent transfer laws (including without limitation, Section 548 of the Federal Bankruptcy Code) or any other laws or judicial decisions affecting creditors' rights and remedies generally; (ii) general principles of equity; (iii) forfeiture or similar laws (including court decisions) of the State of Arizona or of the United States; and (iv) the rights and remedies of the Pension Benefits Guaranty Corporation under the Employee Retirement Income Security Act of 1974, or of the United States under the Federal Tax Lien Act of 1966.

                  (b) The enforceability of the Modification Agreement is further subject to the qualification that certain waivers, procedures, remedies and other provisions of the Modification Agreement may be unenforceable under, or limited by, the law of the State of Arizona. However, such limitations do not, in my opinion, interfere (i) with practical enforcement by you of the obligation of Borrower under the Modification Agreement to pay to you the principal amount of the Loan and interest thereon as provided in the Notes, or (ii) with practical enforcement by you of the obligation of each Guarantor under the Guaranty to pay to you the unpaid principal amount of the Loan and interest thereon as provided in the Notes upon failure by Borrower to pay such principal amount and interest when due, except (A) with respect to (i) and (ii) for the economic consequences of any procedural delays that may result from such limitations, and (B) with respect to
         (ii), on the basis of events, actions, or circumstances that may occur or arise after consummation of the Loan, the law of guaranty and suretyship may prevent the enforcement of the Guaranty.

                                                           Bank One, Arizona, NA
                                                      Norwest Bank Arizona, N.A.
                                               The First National Bank of Boston
                                                      Guaranty Federal Bank, FSB
                                                                 October 9, 1997
                                                                          Page 8


                  (c) I express no opinion with respect to your ability to enforce the Modification Agreement against Borrower or any Guarantor if the Loan fails to comply with any statutory, regulatory or other loan limits applicable to you, or if the Loan fails to comply with any other state or federal law (including court decisions), rule or regulation which prescribes permissible and lawful investments for you (either as to type, amount, percentage of total investments, or otherwise).


         I am qualified to practice law in the State of Arizona. The opinions expressed in this letter are based upon the presently effective laws of the State of Arizona only, and I assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision, or otherwise. I express no opinion with respect to the laws of any other jurisdiction. The opinions expressed herein are limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated.

         This opinion is rendered solely to you and solely in connection with the Loan and may not be relied upon by you or by any other person for any other purpose, provided, however, that this opinion may be relied upon by any person to which all or a part of the Loan, or a participation therein, may be transferred, provided that such reliance is only in connection with the Loan and that this opinion remains effective only as of the date hereof and will not be considered to be effective or restated as of any other date. This opinion is not to be referred to, or quoted, in any document, report, or financial statement or filed with, or delivered to, any governmental agency or other person or entity without my prior written consent, provided, however, this opinion may be delivered to your auditors, governmental regulators, transferees and participants of any person entitled to rely on this opinion.

                                        Very truly yours,


                                        /s/Timothy C. Westfall
                                        Timothy C. Westfall

                                   SCHEDULE 1
                                   ----------

                                 ("Guarantors")

               Acheter, Inc.
               CH Mortgage Company
               CHI Construction Company
               Continental Homes, Inc.
               Continental Homes of Austin, L.P.
               Continental Homes of Dallas, L.P.
               Continental Homes of Florida, Inc.
               Continental Homes of San Antonio, L.P.
               Continental Homes of Texas, Inc.
               Continental Ranch, Inc. (formerly known as Rancho Carrillo, Inc.) KDB Homes, Inc.
               L & W Investments Inc.
               Milburn Investments, Inc.
               Miltex Management, Inc.
               Miltex Mortgage of Texas Limited Partnership
               R.O.S. Corporation
               Settlement Corporation
               Travis County Title Company

                                   EXHIBIT A

                                   SCHEDULE 2
                                   ----------

                         List of Modification Agreement


1. First Modification Agreement, dated October ____, 1997, between Borrower, Banks and Agent, with Consent and Agreement of Guarantors, dated October ____, 1997, by Guarantors for the benefit of Banks and Agent ("Modification Agreement").

2. Promissory Note, dated October ____, 1997, in the principal amount of $30,000,000 executed by Borrower payable to Guaranty Federal Bank, FSB.

3. Letter Agreement dated October ____, 1997 between Borrower and Bank One, Arizona, NA.

         (The   Modification   Agreement   identified   above  are   hereinafter
         collectively referred to as the "Modification Agreement".)

                                    EXHIBIT B
                                    ---------

                                    Milburn
                                  Welcome Home

                                October 9, 1997

Bank One, Arizona, NA,
in its capacity as Agent
and in its individual capacity
Western Region Real Estate
241 North Central Avenue
Phoenix, AZ 85004
Attention:     Rhonda R. Williams, Vice President

Norwest Bank Arizona, N.A.
3300 North Central Avenue, MS-9008
Phoenix, AZ  85012-2501
Attention:     Vicki Slade, Vice President

BankBoston, N.A.
115 Perimeter Center Place, N.E., Ste. 1500
Atlanta, GA  30346
Attention:     Nick Whiting, Vice President

Guaranty Federal Bank, FSB
8333 Douglas Avenue, 10th Floor
Dallas, TX  75225
Attention:     Randall S. Reid

         RE: Unsecured Revolving Line of Credit in the amount of $140,000,000.00 ("Loan") made by Bank One, Arizona, NA, a national banking association, Norwest Bank Arizona, NA, N.A. and BankBoston, N.A., formerly known as The First National Bank of Boston, and Guaranty Federal Bank, FSB (collectively, the "Banks"), to Continental Homes Holding Corp., a Delaware corporation ("Borrower"), and guaranteed by the guarantors listed on Schedule "1" hereto ("Guarantors"), with Bank One, Arizona, NA acting as agent for the Banks ("Agent"); Second Modification Agreement dated October 9, 1997 ("Modification Agreement")

Ladies & Gentlemen:

         I am general counsel of certain Guarantors. Each capitalized term used and not otherwise defined in this letter shall have the meaning ascribed to such term in the Modification Agreement. In addition, as used in this letter, the phrase "consummation of the modification", means the closing of the loan modification contemplated in the Modification Agreement and the performance of the obligations to be performed by Borrower and Guarantors prior to the closing of the loan modification but does not include performance of obligations or compliance with terms and conditions of the Modification Agreement after the closing of the loan modification.

                                   EXHIBIT B
Bank One, Arizona, NA
Norwest Bank Arizona, N.A.
BankBoston, N.A.
Guaranty Federal Bank, FSB
October 9, 1997
Page 2


         For purposes of this letter, I have examined such questions of law and fact and such documentation as I have determined to be necessary or appropriate.

         Based on the foregoing and subject to the assumptions, qualifications, and limitations set forth below, it is my opinion that:

         1. Continental Homes of Austin, L.P. ("CHA"), Continental Homes of Dallas, L.P. ("CHD") and Continental Homes of San Antonio, L.P. ("CHS") are each a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Texas.

         2. Each of CHA, CHD and CHS has the requisite power and authority (I) to own and operate its properties and assets, and (ii) to carry out its business as such business is currently being conducted.

         3. CHTEX of Austin, Inc., CHTEX of Dallas, Inc. and CHTEX of San Antonio, Inc. are each a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and each has the requisite corporate power and corporate authority (I) to own and operate its properties and assets, and (ii) to carry out its business as such business is currently being conducted.

         4. All actions necessary to dissolve R.O.S. Corporation, a Texas corporation, have been taken except the filing of the Articles of Dissolution thereof with the Texas Secretary of State. Upon such filing, R.O.S. Corporation will be dissolved in accordance with applicable law.

         5. All actions necessary to dissolve Acheter, Inc., a Texas corporation, have been taken except the filing of the Articles of Dissolution thereof with the Texas Secretary of State. Upon such filing, Acheter, Inc. will be dissolved in accordance with applicable law.

         6. All actions necessary to dissolve Milburn Investments, Inc., a Texas corporation, have been taken except the filing of the Articles of Dissolution thereof with the Texas Secretary of State. Upon such filing, Milburn Investments, Inc. will be dissolved in accordance with applicable law.

         7. All actions necessary to dissolve Continental Homes of Texas, Inc. a Texas corporation, have been taken except the filing of the Articles of Dissolution thereof with the Texas Secretary of State. Upon such filing, Continental Homes of Texas, Inc. will be dissolved in accordance with applicable law.

         8. All actions necessary to dissolve Miltex Management, Inc., a Texas corporation, have been taken except the filing of the Articles of Dissolution thereof with the Texas Secretary of State. Upon such filing, Miltex Management, Inc. will be dissolved in accordance with applicable law.

         9. All actions necessary to dissolve Miltex Mortgage of Texas Limited Partnerships, a Texas limited partnership, have been taken except the filing of the Certificate of Cancellation thereof with the Texas Secretary of State. Upon such filing, Miltex Mortgage of Texas Limited Partnership will be dissolved in accordance with applicable law.

                                   EXHIBIT B
Bank One, Arizona, NA
Norwest Bank Arizona, N.A.
BankBoston, N.A.
Guaranty Federal Bank, FSB
October 9, 1997
Page 3

         In rendering the foregoing opinions I have assumed with your permission and without investigation:

                  (i) The genuineness of the signatures not witnessed, the authenticity of documents submitted as originals, and the conformity to originals of documents submitted as copies;

                  (ii) The legal capacity of all natural persons executing the documents.

         I am qualified to practice law in the State of Texas. The opinions expressed in this letter are based upon the presently effective laws of the State of Texas only and, for purposes of this opinion, in Paragraph 3 on Page 2, the laws of the State of Delaware, and I assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision, or otherwise. I express no opinion with respect to the laws of any other jurisdiction. The opinions expressed herein are limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated.

         This opinion is rendered solely to you and solely in connection with the Loan and may not be relied upon by you or by any other person for any other purpose, provided, however, that this opinion may be relied upon by any person to which all or a part of the Loan, or a participation therein, may be transferred, provided that such reliance is only in connection with the Loan and that this opinion remains effective only as of the date hereof and will not be considered to be effective or restated as of any other date. This opinion is not to be referred to, or quoted, in any document, report, or financial statement or filed with, or delivered to, any governmental agency or other person or entity without my prior written consent, provided, however, this opinion may be delivered to your auditors, governmental regulators, transferees and participants of nay person entitled to rely on this opinion.

                                        Very truly yours,


                                        /s/Terry E. Mitchell
                                        Terry E. Mitchell

                                   EXHIBIT B
Bank One, Arizona, NA
Norwest Bank Arizona, N.A.
BankBoston, N.A.
Guaranty Federal Bank, FSB
October 9, 1997
Page 4


SCHEDULE 1
----------

("Guarantors")

Acheter, Inc.
CH Mortgage Company
CHI Construction Company
Continental Homes, Inc.
Continental Homes of Austin, L.P.
Continental Homes of Dallas, L.P.
Continental Homes of Florida, Inc.
Continental Homes of San Antonio, L.P.
Continental Homes of Texas, Inc.
Continental Ranch, Inc. (formerly known as Rancho Carrillo, Inc.)
KDB Homes, Inc.
L & W Investments Inc.
Milburn Investments, Inc.
Miltex Management, Inc.
Miltex Mortgage of Texas Limited Partnership
R.O.S. Corporation
Settlement Corporation
Travis County Title Company

                                    EXHIBIT C
                                    ---------

                            CAHILL GORDON & REINDEL
                               EIGHTY PINE STREET
                           NEW YORK, N.Y. 10005-1702

                                October 9, 1997

          RE: Unsecured Revolving Line of Credit in the amount of $140,000,000.00 (`Loan") made by Bank One, Arizona, NA, a national banking association, Norwest Bank Arizona, N.A., BankBoston, N.A., a national banking association formerly known as The First National Bank of Boston, and Guaranty Federal Bank, FSB (collectively, the "Banks"), to Continental Homes Holding Corp., a Delaware corporation ("Borrower"), and guaranteed by the guarantors listed on Schedule 1 hereto ("Guarantors"), with Bank One, Arizona, NA acting as agent for the Banks ("Agent"); Second Modification Agreement dated October 9, 1997 ("Modification Agreement")

Ladies & Gentlemen:

          We have acted as special counsel to the Borrower and the Guarantors in connection with the Loan Modification for purposes of rendering this opinion. You have requested our opinion on certain matters pursuant to Section 8.6 of the Modification Agreement. Each capitalized term used and not otherwise defined in this letter shall have the meaning ascribed to such term in the Modification Agreement or the Credit Agreement.

CAHILL GORDON & REINDEL
                                      -2-

          We have examined the originals, photocopies or conformed copies of all such records of the borrower and the guarantors and all such agreements, certificates of public officials, certificates of officers and representatives of the Borrower and the Guarantors and such other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examinations, we have assumed the genuineness of all signature on original documents and the conformity to the originals of all copies submitted to us as conformed or photocopies. Based on the foregoing, it is our opinion that:

          1. The execution and delivery of the Modification Agreement by the Borrower and each Guarantor will not conflict with, or result in a violation of, the Indenture, or the Convertible Notes Indenture.

          2. With respect to the Indenture:

          (a) The execution and delivery of the Modification Agreement by the Borrower and each Guarantor will not constitute a "Default" or "Event of Default", as said terms are defined in the Indenture; provided that any debt incurred under the amended Credit Agreement in excess of $10,000,000 may only be incurred when the Borrower's Coverage Ratio (as defined in the Indenture) is not less than 2.0 to 1.0.

          (b) The formation and capitalization of new entities,  at described in
     Section 4.1 of the Modification Agreement, did not conflict with, or result in a violation of the Indenture.

          (c) The transfer of assets described in Section 4.2 of the Modification Agreement did not conflict with the Indenture and did not constitute a "Default" or an "Event of Default", as said terms are defined in the Indenture.

          (d) The dissolution of CH Finance Corp., an Arizona corporation, did not, and the dissolution of the remaining entities described in Section 4.3 of the Modification Agreement, will not, conflict with the Indenture and did not and will not constitute a "Default" or an "Event of Default", as said terms are defined in the Indenture.

          (e) Borrower's non-compliance with the terms of the Credit Agreement, as identified and described in Section 5.1 of the Modification Agreement did not conflict with, or cause a default or an Event of Default under, the Indenture.

          3. With respect to the Convertible Notes Indenture:

CAHILL GORDON & REINDEL
                                      -3-

          (a) The execution and delivery of the Modification Agreement by the Borrower and each Guarantor will not constitute a "Default" or "Event of Default", as said terms are defined in the Convertible Notes Indenture.

          (b) The formation and capitalization of new entities,  as described in
     Section 4.1 of the Modification Agreement, did not conflict with, or result in a violation of the Convertible Notes Indenture.

          (c) The transfer of assets described in Section 4.2 of the Modification Agreement did not conflict with the Convertible Notes Indenture and did not constitute a "Default" or and "Event of Default", as said terms are defined in the Convertible Notes Indenture.

          (d) The dissolution of CH Finance Corp., an Arizona corporation, did not, and the dissolution of the remaining entities described in Section 4.3 of the Modification Agreement, will not, conflict with the Convertible Notes Indenture and did not and will not constitute a "Default" or an "Event of Default", as said terms are defined in the Convertible Notes Indenture.

          (e) Borrower's non-compliance with the terms of the Credit Agreement, as identified and described in Section 5.1 of the Modification Agreement did not conflict with, or cause a Default or and Event of Default under, the Convertible Notes Indenture.

          We are members of the bar of the State of New York and do not purport to be experts in, or to express any opinion concerning, the laws of any jurisdiction other than the law of the State of New York, the General Corporation law of the State of Delaware ant the federal law of the United States.

          This opinion is being furnished solely to you and may not be distributed or relied upon by any other person without our prior written consent, provided, however, that this opinion may be relied upon by any person to which all or a part of the Loan, or a participation therein, may be transferred, provided that such reliance is only in connection with the Loan and that this opinion remains effective only as of the date hereof and will not be considered to be effective or restated as of any other date. This opinion is not to be referred to, or quoted, in any document, report, or financial statement or filed with, or delivered to, any governmental agency or other person or entity without our prior written consent, provided, however, that this opinion may be delivered to your auditors, government regulators,

CAHILL GORDON & REINDEL
                                      -4-

transferees and participants of any person entitled to rely on this opinion.

                                        /s/ Cahill Gordon & Reindel

                                        CAHILL GORDON & REINDEL


Bank One, Arizona, NA,
  in its capacity as Agent
  and in its individual capacity
Western Region Real Estate
241 North Central Avenue
Phoenix, AZ  85004
Attention:     Rhonda R. Williams, Vice President

Norwest Bank Arizona, N.A.
3300 North Central Avenue, MS-9008
Phoenix, AZ  85012-2501
Attention:     Vicki Slade, Vice President

BankBoston, N.A.
115 perimeter Center Place, N.E., Ste. 1500
Atlanta, GA  30346
Attention:     Nick Whiting, Vice President

Guaranty Federal Bank, FSB
8333 Douglas Avenue, 10th Floor
Dallas, TX  75225
Attention:     Randall S. Reid

                                   SCHEDULE I
                                   ----------

                                 ("Guarantors")

Acheter, Inc.
CH Mortgage Company
CHI Construction Company
Continental Homes, Inc.
Continental Homes of Austin, L.P.
Continental Homes of Dallas, L.P.
Continental Homes of Florida, Inc.
Continental Homes of San Antonio, L.P.
Continental Homes of Texas, Inc.
Continental Ranch, Inc. (formerly known as Rancho Carrillo, Inc.)
KDB Homes, Inc.
L & W Investments Inc.
Milburn Investments, Inc.
Miltex Management, Inc.
Miltex Mortgage of Texas Limited Partnership
R.O.S. Corporation
Settlement Corporation
Travis County Title Company

                                   EXHIBIT "J"

                             COMPLIANCE CERTIFICATE


TO:      THE BANK PARTIES TO THE CREDIT AGREEMENT DESCRIBED BELOW

SCHEDULE OF COMPLIANCE AS OF _______________

         This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of June 27, 1996 (as amended, modified, renewed or extended from time to time, the "Agreement") among CONTINENTAL HOMES HOLDING CORP., a Delaware corporation and the Banks party thereto and BANK ONE, ARIZONA, NA, as Agent for the Banks. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:



I.       I am the duly elected officer of Borrower, as indicated;


                  1. I have reviewed the terms of the Agreement and I have made, or have caused to be made under our supervision, a detailed review of the transactions and conditions of Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

                  2. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Unmatured Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                  3. Schedules I and II attached hereto sets forth financial data and computations evidencing compliance with the Financial Covenant Tests and certain covenants in Article VIII of the Agreement, respectively, all of which data and computations are true, complete and correct in all material respects.

                  Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                  The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of ___________________, 19___.


                                        CONTINENTAL HOMES HOLDING CORP., a
                                        Delaware corporation



                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    [SAMPLE]

                      SCHEDULE I TO COMPLIANCE CERTIFICATE


                  Schedule of Compliance  as of  _______________________________
with the Financial Covenant Tests set forth in Article IX of the Agreement.

1.       Consolidated Tangible Net Worth Test (Section 9.1)

         Consolidated Tangible Net Worth:

                  Capital Accounts                                              $__________

                  Less Intangible Assets                                        $__________

                  Less Net loans and advances to directors,
                  officers and employees (excluding mortgage
                  loans)                                                        $__________

                  Equals Consolidated Tangible Net Worth                        $__________

         Minimum Consolidated Tangible Net Worth required:

                  $96,000,000                                                   $96,000,000

                  Plus 50% of Consolidated Net Income
                  earned after March 1, 1996                                    $__________

                  Plus 100% of net proceeds of capital
                  stock issued after March 1, 1996                              $__________

                  Equals Minimum Consolidated Tangible
                  Net Worth required                                            $________

                  Actual Minimum Consolidated Tangible
                  Net Worth per above calculation                               $________

                  Surplus (or deficit) Minimum Consolidated
                  Tangible Net Worth                                            $________
                                                                                  or
                                                                               ($________)

2.       Leverage Test (Section 9.2(a))

         Consolidated Indebtedness:

                  Total Indebtedness                                            $________

                  Less Indebtedness of
                           non-homebuilding Subsidiaries                        $________

                  Less Indebtedness under Convertible
                  Notes maturing after Facility Termination Date                $________

                  Less other Public Indebtedness
                  constituting similar convertible
                  subordinated notes maturing after
                  Facility Termination Date                                     $________

                  Equals Consolidated Indebtedness                              $________

         Adjusted Consolidated Tangible
         Net Worth:

                  Consolidated Tangible Net Worth                               $________

                  Plus Indebtedness under Convertible
                  Notes maturing after Facility Termination Date                $________

                  Plus other Public Indebtedness
                  constituting similar convertible
                  subordinated notes maturing after
                  Facility Termination Date                                     $________

                  Less Net Worth of mortgage lending and
                  title insurance Subsidiaries:
                           GAAP Net Worth                           $________
                           less advances paid and
                           outstanding from Subsidiary
                           to Borrower                              $________

                           Equals Net Worth                                     $________

                  Equals Adjusted Consolidated Tangible
                  Net Worth                                                     $________

         Times Applicable Leverage Multiplier                                   _________

         Equals Maximum Consolidated Indebtedness
         Permitted                                                              $________

         Actual Consolidated Indebtedness per
         calculation above                                                      $________

         Excess (or deficit) Consolidated Indebtedness                          $________
                                                                                   or
                                                                               ($________)

3.       Interest Coverage Test (Section 9.2(b))

         EBITDA:

                  Consolidated Net Income                                       $________

                  Plus Consolidated Interest Expense:

                           Total Interest Expense (per              $________
                           definition)
                           less interest expense
                           for mortgage lending and
                           title insurance Subsidiaries             $________
                           Equals Consolidated Interest
                                    Expense                                     $________

                  Plus taxes                                                    $________

                  Plus depreciation expense                                     $________

                  Plus amortization expense                                     $________

                  Plus other non-cash charges                                   $________

                  Plus extraordinary losses                                     $________

                  Less extraordinary gains                                      $________

                  Equals EBITDA                                                 $________

         Consolidated Interest Incurred:

                  Interest expense                                              $________

                  Plus capitalized interest                                     $________

                  Plus other items per definition
                  (if applicable)                                               $________

                  Less interest expense for mortgage
                           lending and title insurance
                           Subsidiaries                                         $________

                  Equals Consolidated Interest Incurred                         $________

Ratio of EBITDA to Consolidated
                   Interest Incurred:  _____________

Minimum Ratio Required:              2.0 to 1

4.       Spec Unit Inventory (Section 9.3)

         a)       Total Spec Units Owned by Guarantors                          ________

         b)       Plus Total Model Units Owned by Guarantors                    ________

         c)       Total Spec and Model Units                                    ________

         d)       Total Housing Unit Closing
                  during preceding 12 months                        _________
                  Times 50%                                                     ________

         e)       Total Housing Closings during
                  preceding 6 months                                _________

                  Times 110%                                                    ________

         f)       Amount in (c) less the greater
                  of amount in (d) or (e)                                       ________

                                                                                   or

                                                                               (________)

         g)       Total Spec Units where certificate
                  of occupancy was issued more than
                  6 months ago (should be zero)                                 ________

5.       Land Owned (Section 9.4)

         Book value of Finished Lots                                            $________

         Plus book value of Land
         under development                                                      $________

         Plus book value of vacant land                                         $________

         Equals total book values                                   $________

         Consolidated Tangible Net Worth                                        $________

         Plus Indebtedness under Convertible
         Notes maturing after Facility
         Termination Date                                                       $________

         Plus other Public Indebtedness
         constituting similar convertible
         subordinated notes maturing
         after Facility Termination Date                                        $________

         Equals total net worth/equity                                          $________

         Times 150%                                                             $________

         Excess (or deficit) of total
         book values                                                            $________

                                                                                   or

                                                                               ($________)

                                    [SAMPLE]

                      SCHEDULE II TO COMPLIANCE CERTIFICATE


         Schedule of Compliance as of _______________ with certain covenants set forth in Article VIII of the Agreement.

Section 8.2
Indebtedness
------------

(iii)    Warehouse Facility Debt [$30 mil. max.]                                $_________________

(viii)   Letters of Credit [$20 mil. max.]                                      $_________________

(ix)     Non-Recourse Debt [$25 mil. max.]                                      $_________________

(xii)    Other Debt [$35 mil. max.]                                             $_________________

Section 8.3
Merger
------

(v)(b)   Net Worth in last 24 months of Non-Related Business                    $_________________
         [$10 mil. max. net worth in 24 months]

Section 8.5
Investments and Acquisitions
----------------------------

(iv)     Investments in Mortgage Lending and Title Insurance                    $_________________
         Subsidiaries [$15 mil. max.]

(v)      Future Investments in Surprise Entities [$15 mil. max.]                $_________________

(vi)     Investments in Joint Ventures [$15 mil. max.]                          $_________________

(vii)    Investments in Subsidiaries in a Non-Related Business                  $_________________
         [$10 mil. max.]

(xiv)    Other Investments [$5 mil. max.]                                       $_________________

Section 8.6
Liens
-----

(iv)     Liens in ordinary course of business [$25 mil. max.]                   $_________________

Section 8.7
Redemption
----------

(ii)     Aggregate Redemption for consideration other than             $__________________________
         CHHC stock after 6/27/96 [$5 mil. max.]

                                      -7-